Exhibit 10.10a

October 12, 2012

SolarCity Corporation

3055 Clearview Way

San Mateo, CA 94127

RE:	Consent to Revision of Post-Closing Requirements and Schedule 5.21(g)(ii) of the Revolving Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement dated as of September 10, 2012 (the “Revolving Credit Agreement”) among SolarCity Corporation, a Delaware corporation (“Borrower”), the guarantors thereunder, the Lenders thereunder (“Revolving Lenders”), Bank of America, N.A., as administrative agent (in such capacity, “Revolving Facility Agent”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as sole lead arranger and sole book manager.

Pursuant to Section 6.18(e) of the Revolving Credit Agreement, Borrower is required to provide evidence the UCC financing statement recorded with the Delaware Secretary of State on March 19, 2009 with the filing number 90892031, naming Duvera Billing Services, LLC as the secured party thereunder and Borrower as the debtor thereunder (the “Duvera Lien”), has been properly terminated within 60 days of the Closing Date. Borrower informed Revolving Facility Agent and the Revolving Lenders that in connection with the Duvera Lien, certain obligations relating to performance based incentives by the California Solar Initiative Program remain outstanding and are secured by the Duvera Lien. Accordingly, Borrower has requested Section 6.18(e) of the Revolving Credit Agreement be deleted in its entirety.

Pursuant to Section 5.21(g) of the Revolving Credit Agreement, Borrower is required to list each location where any personal property Collateral is located at any premises owned or leased by a Loan Party with a Collateral value in excess of $1,000,000. Borrower identified, in part (D) of Schedule 5.21(g)(ii), the Cranbury Township warehouse as containing inventory in excess of $1,000,000 but subsequent to the Closing Date determined such warehouse contains inventory below such threshold. Borrower also informed the Revolving Lenders of additional corrections to Schedule 5.21(g)(ii). Accordingly, Borrower has requested that Schedule 5.21(g)(ii) of the Revolving Credit Agreement be deleted in its entirety and replaced with the Schedule 5.21(g)(ii) attached hereto.

Revolving Facility Agent and Revolving Lenders (by their acceptance and agreement below) hereby (i) consent and authorize the deletion of Section 6.18(e) of the Revolving Credit Agreement in its entirety; and (ii) consent and authorize the deletion of Schedule 5.21(g)(ii) of the Revolving Credit Agreement in its entirety and replacement with Schedule 5.21(g)(ii) attached hereto.

The consents set forth above shall be effective only in this specific instance and for the specific purpose for which it is given, and this consent shall not entitle Borrower to any other or further consent or waiver in any similar or other circumstances. The consent set forth above shall be limited precisely as written and shall not be deemed to (a) be a waiver or modification of any other term or condition of the Revolving Credit Agreement or any other Loan Document (as defined in the Revolving Credit Agreement) or (b) prejudice any right or remedy which Revolving Facility Agent or Revolving Lenders may now have or may have in the future under or in connection with the Revolving Credit Agreement or any Loan Document (as defined in the Revolving Credit Agreement).

This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this letter agreement by telefacsimile or other electronic transmission shall be equally as effective as delivery of an original executed counterpart of this letter agreement. Any party delivering an executed counterpart of this letter agreement by telefacsimile or other electronic transmission shall also deliver an original executed counterpart of this letter agreement, but the failure to do so shall not affect the validity, enforceability or binding effect of this letter agreement.

Please acknowledge your receipt of this letter agreement and acceptance of the foregoing terms and conditions by signing and dating the enclosed counterpart of this letter agreement where indicated below and returning the same to the undersigned as soon as possible.

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If the foregoing is in accordance with your understanding, please sign and return this letter agreement to us.

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Rosanne Parsill
Rosanne Parsill
Vice President, Agency Management

Consent Letter - Revolving Credit Agreement

ACCEPTED AND AGREED TO
AS OF THE DATE FIRST ABOVE WRITTEN:

BANK OF AMERICA, N.A., as Revolving Lender

By:	/s/ John R. Dauphin
Name:	John R. Dauphin
Title:	Vice President

Consent Letter - Revolving Credit Agreement

BRIDGE BANK, NATIONAL ASSOCIATION,
as a Revolving Lender

By:	/s/ Molly Hendry
Name:	Molly Hendry
Title:	Vice President

Consent Letter - Revolving Credit Agreement

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Revolving Lender

By:	/s/ Bill O’Daly
Name:	Bill O’Daly
Title:	Director

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Associate

Consent Letter - Revolving Credit Agreement

SOLARCITY CORPORATION

By:	/s/ Robert Kelly
Name:	Robert Kelly
Title:	Chief Financial Officer

Consent Letter - Revolving Credit Agreement

SCHEDULE 5.21(g)(ii)

Other Properties

(A)

Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
3055 Clearview Way San Mateo, CA 94402	San Mateo	Leased	[Lessor]	N/A

2855 Campus Drive San Mateo, CA 94403	San Mateo	Leased	[Lessor]	N/A

(B)

Location	Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
Washington, DC	575 7th Street, NW Suite 400 Washington, DC 20004	District of Columbia	Leased	[Lessor]	N/A

(C)

Location	Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
Dewey	3600 State Route 69 Dewey, AZ 86327	Yavapai	Leased	[Lessor]	N/A

Phoenix (North) Deer Valley	1725 West Williams Bldg E, Suites 56-60 Phoenix, AZ 85027	Maricopa	Leased	[Lessor]	N/A

Phoenix (South)	3834 E. Roeser Road Phoenix, AZ 85040	Maricopa	Leased	[Lessor]	N/A

Phoenix (South)	5401 S. 37th St. Phoenix, AZ 85040	Maricopa	Leased	[Lessor]	N/A

Tucson	4651 S. Butterfield, Suite 102 Tucson, AZ 85714	Pima	Leased	[Lessor]	N/A

Bakersfield	5206 Young Street, Suites C & D Bakersfield, CA 93311	Kern	Leased	[Lessor]	N/A

Berkeley	1501 Eastshore Frontage Road Berkeley, CA 94710	Alameda	Leased	[Lessor]	N/A

Foster City	391 Foster City Blvd Foster City, CA 94404	San Mateo	Leased	[Lessor]	N/A

Fresno	2310 N. Larkin Ave Fresno, CA 93727	Fresno	Leased	[Lessor]	N/A

Los Angeles	6334 Arizona Place Los Angeles, CA 90045	Los Angeles	Leased	[Lessor]	N/A

Lancaster (Resi)	249 East Avenue K8 Bldg 2, Units 109, 111 & 113 Lancaster, CA 93534	Los Angeles	Leased	[Lessor]	N/A

Pomona	2896 Metropolitan Place Pomona, CA 91767	Los Angeles	Leased	[Lessor]	N/A

Sacramento	2709 Academy Way, Suite 300 Sacramento, CA 95815	Sacramento	Leased	[Lessor]	N/A

San Diego	5183 Mercury Point San Diego, CA 92111	San Diego	Leased	[Lessor]	N/A

Location	Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
Santa Ana	2165 South Grand Ave Santa Ana, CA 92705	Orange	Leased	[Lessor]	N/A

Temecula	42345 Avenida Alvarado, Suite B Temecula, CA 92590	Riverside	Leased	[Lessor]	N/A

Torrance	1347 West Storm Parkway Suites E and F Torrance, CA 90501	Los Angeles	Leased	[Lessor]	N/A

Denver	490 East 76th Ave, Unit 3A Denver, CO 80229	Adams	Leased	[Lessor]	N/A

Parker	15690 Parkerhouse Road Parker, CO 80134	Douglas	Leased	[Lessor]	N/A

Rocky Hill	714 Brook Street Rocky Hill, CT 06067	Hartford	Leased	[Lessor]	N/A

Wethersfield	61 Arrow Road, #202 Wethersfield, CT 06109	Hartford	Leased	[Lessor]	N/A

Mililani	599 Kahelu Ave Mililani, HI 96789	Honolulu	Leased	[Lessor]	N/A

Marlborough	24 St. Martin Drive Building 2, Unit 11 Marlborough, MA 01752	Middlesex	Leased	[Lessor]	N/A

Beltsville	9000 Virginia Manor Road, # 250 Beltsville, MD 20705	Prince George’s	Leased	[Lessor]	N/A

Silver Spring	2319 Stewart Ave Silver Spring, MD 20910	Montgomery	Leased	[Lessor]	N/A

Cherry Hill	1930 East Marlton Pike Cherry Hill, NJ 08003	Camden	Leased	[Lessor]	N/A

Location	Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
Colonie	12 Petra Lane Colonie, NY 12205	Albany	Leased	[Lessor]	N/A

Albany	6 Vatrano Road Albany, NY 12205	Albany	Leased	[Lessor]	N/A

Brooklyn	155 Water St 2nd Floor, Unit 3 Brooklyn, NY 11201	Kings	Leased	[Lessor]	N/A

Portland	6132 NE 112th Avenue Portland, OR 97220	Multnomah	Leased	[Lessor]	N/A

Broomall	800 Parkway Blvd Broomall, PA 19008	Delaware	Leased	[Lessor]	N/A

Dallas	10430 Shady Trail, Suite 108 Dallas, TX 75220	Dallas	Leased	[Lessor]	N/A

Mississauga	6690 Goreway Drive Mississauga, ON L4V 1S6 Canada	Ontario (province)	Leased	[Lessor]

Chandler	235 S. 56th Street Chandler, AZ 85226	Maricopa	Leased	[Lessor]	N/A

Hayward	23541 Eichler St Hayward, CA 94545 2816 W. Winton Hayward, CA 945451	Alameda	Leased	[Lessor]	N/A

Rancho Cucamonga	12200 Arrow Route Rancho Cucamonga, CA 91739	San Bernardino	Leased	[Lessor]	N/A

Location	Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
Allentown	7542 Morris Court Allentown, PA 18106 7566 Morris Court Allentown, PA 18106[1]	Lehigh	Leased	[Lessor]	N/A

Westchester	203 Ridgewood Drive Elmsford, NY 10523	Westchester	Leased	[Lessor]	N/A

Honolulu	933 N. Nimitz Hwy Honolulu, HI 96817	Honolulu	Leased	[Lessor]	N/A

Cranbury Township	9 Corporate Drive Cranbury Township, NJ 08512	Middlesex	Leased	[Lessor]	N/A

(D)2

Location	Address	County	Leased or owned	If leased, name of lessor	To the extent owned, approximate fair market value of such property
Hayward	23541 Eichler St Hayward, CA 94545 2816 W. Winton Hayward, CA 945451	Alameda	Leased	[Lessor]	N/A

Rancho Cucamonga	12200 Arrow Route Rancho Cucamonga, CA 91739	San Bernardino	Leased	[Lessor]	N/A

Allentown	7542 Morris Court Allentown, PA 18106 7566 Morris Court Allentown, PA 181061[1]	Lehigh	Leased	[Lessor]	N/A

Elmsford	203 Ridgewood Drive Elmsford, NY 10523	Westchester	Leased	[Lessor]	N/A

Mililani	599 Kahelu Ave Mililani, HI 96789	Honolulu	Leased	[Lessor]	N/A

[1]	This location is used to hold overflow inventory from the primary location.
[2]	Information provided for warehouses that hold more than $1 million in Collateral.